SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                       (Date of earliest event reported):

                                January 31, 2000
                            ------------------------

                         THERMO BIOANALYSIS CORPORATION
                         -----------------------------
               (Exact Name of Registrant as Specified in Charter)


     Delaware                         1-12179                         85-0429899
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File               (I.R.S. Employer
  of Incorporation)                    Number)               Identification No.)



504 Airport Road
Santa Fe, New Mexico                                                  87504-2108
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (781) 622-1000

         This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to Thermo BioAnalysis Corporation's annual report on Form 10-K for the year ended January 2, 1999. These include risks and uncertainties relating to: the Registrant's acquisition strategy, intense competition, rapid and significant technological change, market acceptance of new products, dependence on capital spending policies and government funding, potential fluctuations in quarterly performance, international operations, dependence on patents and proprietary rights, government regulations, patient reimbursement, potential product liability, and the potential impact of the year 2000 on processing date-sensitive information.

Item 5.  Other Events
         ------------

         On January 31, 2000, the Registrant issued a press release, attached hereto as Exhibit 99, regarding certain corporate transactions affecting the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements of Business Acquired: not applicable

         (b)      Pro Forma Financial Information: not applicable

         (c)      Exhibits:

                  99 - Press Release dated January 31, 2000

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 31st day of January, 2000.



                                               THERMO BIOANALYSIS CORPORATION



                                               By: /s/ Theo Melas-Kyriazi
                                                  -----------------------------
                                                   Theo Melas-Kyriazi
                                                   Chief Financial Officer

                                                                      Exhibit 99
Investor Contact: 781-622-1111
Media Contact: 781-622-1252

                    THERMO BIOANALYSIS ANNOUNCES CASH TENDER
                           OFFER BY THERMO INSTRUMENT

SANTA FE, N. Mex., January 31, 2000 - Thermo BioAnalysis Corporation (ASE-TBA), a Thermo Electron company (NYSE-TMO), announced today that its parent company, Thermo Instrument Systems Inc. (ASE-THI), will make a cash tender offer for any and all of the outstanding shares of Thermo BioAnalysis common stock at $28.00 per share. This action is part of a major reorganization plan under which Thermo Electron will spin in, spin off, and sell various businesses to focus solely on its core measurement and detection instruments business.

         Thermo Instrument currently owns approximately 67.3 percent of the outstanding shares of Thermo BioAnalysis common stock. Thermo Instrument will condition the tender offer on receiving acceptances from holders of enough shares so that, when combined with its current share ownership, Thermo Instrument's ownership reaches at least 90 percent. If Thermo Instrument achieves this 90-percent-ownership threshold, it will acquire all remaining outstanding shares of Thermo BioAnalysis common stock through a "short-form" merger in Delaware. Shareholders who do not tender shares to Thermo Instrument during the tender offer would also receive $28.00 per share in cash for their stock in the short-form merger.

         Thermo Electron, which owns approximately 20.8 percent of the outstanding shares of Thermo BioAnalysis common stock, will tender its shares to Thermo Instrument in the tender offer.

         The tender offer and proposed subsequent short-form merger require Securities and Exchange Commission clearance of necessary filings; a short-form merger would not require Thermo BioAnalysis board or shareholder approval.

         Thermo Instrument plans to conduct the tender offer during the second quarter of 2000. If Thermo Instrument successfully obtains ownership of at least 90 percent of the outstanding Thermo BioAnalysis shares, it expects to complete the spin-in by the end of the second quarter of 2000.

         Thermo BioAnalysis Corporation develops, manufactures, and supplies biomolecular instruments and consumables; clinical laboratory equipment and supplies, including rapid diagnostic test kits; and information-management systems that are used in biochemical research, clinical diagnosis, and pharmaceutical production. More information is available at http://www.thermo.com/subsid/tba1.html on the Internet.

OTHER IMPORTANT INFORMATION:
THE TENDER OFFER THAT IS DESCRIBED IN THIS ANNOUNCEMENT HAS NOT YET COMMENCED. ONCE THE TENDER OFFER COMMENCES, WE WILL FILE A SOLICITATION/RECOMMENDATION STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU SHOULD READ THIS DOCUMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. YOU CAN OBTAIN THE SOLICITATION/RECOMMENDATION STATEMENT AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR FREE WHEN THEY ARE AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov. ALSO, IF YOU WRITE US OR CALL US, WE WILL SEND YOU THE SOLICITATION/RECOMMENDATION STATEMENT FOR FREE WHEN IT IS AVAILABLE.

                                     -more-

YOU CAN CALL US AT (781) 622-1111 OR WRITE TO US AT:

         INVESTOR RELATIONS DEPARTMENT
         THERMO BIOANALYSIS CORPORATION
         81 WYMAN STREET, P.O. BOX 9046
         WALTHAM, MA 02454-9046

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to the company's Annual Report on Form 10-K for the year ended January 2, 1999. These include risks and uncertainties relating to: the company's acquisition strategy, intense competition, rapid and significant technological change, market acceptance of new products, dependence on capital spending policies and government funding, potential fluctuations in quarterly performance, international operations, dependence on patents and proprietary rights, government regulations, patient reimbursement, potential product liability, and the potential impact of the year 2000 on processing date-sensitive information.